Exhibit 10.1

                                   AGREEMENT

          AGREEMENT (this "Agreement"), dated as of May 10, 2006 (the "Effective Date"), by and between GSV, Inc., a Delaware corporation (the "Company"), and D. Emerald Investments Ltd., an Israeli corporation (the "Investor").

                                   WITNESSETH:

          WHEREAS, pursuant to a Purchase Agreement dated as of May 11, 2004 (the "Purchase Agreement"), the Investor purchased (i) a two-year 8% convertible promissory note in the principal amount of $200,000 (the "Convertible Note"), and (ii) a warrant to purchase up to 1,142,857 shares ("Shares") of common stock, par value $.001 per share ("Common Stock"), of the Company, at a price of $.70 per share (the "Warrant", and together with the Convertible Note, the "Securities") from the Company;

          WHEREAS, pursuant to an agreement dated as of May 10, 2005, the Investor and the Company extended and renewed the Convertible Note and Warrant such that the maturity date of the Convertible Note became May 10, 2007, the last date on which the Convertible Note could be converted into common stock became May 10, 2006 and the expiration date of the Warrant became May 10, 2006; and

          WHEREAS, the Company and the Investor now desire to amend the terms of the Convertible Note and Warrant in order to renew and extend again their respective rights and obligations under such agreements.

        NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendment of Convertible Note. The Convertible Note is hereby amended as follows:

     (a) Extension of Maturity Date. The first sentence of the first paragraph of the Convertible Note is hereby deleted and replaced in its entirety with the following:

          FOR VALUE RECEIVED, GSV, INC., a Delaware corporation ("Company"), with its principal office at 191 West Post Road, Westport, Connecticut 06880, hereby promises to pay to the order of D. EMERALD INVESTMENTS LTD., an Israeli corporation ("Holder"), with its principal office at 85 Medinat Ha-Yehudim Street, Herzeliya, Israel (the "Holder's Office"), or its assigns, on January 10, 2008 (the "Maturity Date"), the principal amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) (the "Principal Amount"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts, together with interest on the unpaid balance of said Principal Amount from time to time outstanding at the rate of eight percent (8%) per annum ("Contract Interest").

     (b) Extension of Conversion Rights. Section 3.1 of the Convertible Note is hereby deleted and replaced in its entirety with the following:

          3.1 Right to Convert. At any time prior to May 10, 2007, the Holder may, at its option, by written notice to the Company ("Conversion Notice"), elect to convert this Note and all accrued and unpaid Contract Interest thereon, in whole but not in part, into Common Stock at the price of $.70 per share of Common Stock (the "Conversion Price"), as adjusted to reflect stock dividends, stock splits, recapitalizations and the like pursuant to
     Section 3.3 below.

     (c) Full Force and Effect. Except as amended hereby, the terms of the Convertible Note remain in full force and effect.

     2. Amendment of Warrant. The Warrant is hereby amended as follows:

     (a) Extension of Term. The second full paragraph of the Warrant is hereby deleted and replaced in its entirety with the following:

          Subject to the terms of the Purchase Agreement dated as of May 11, 2004, by and between the Company and the Holder, as amended by an agreement dated as of May 10, 2005 and an agreement dated as of May 10, 2006 (the "Purchase Agreement") and subject to the terms and conditions hereinafter set forth below, the Holder is entitled upon surrender of this Warrant and the duly executed Notice of Exercise form annexed hereto as Appendix 1, at the office of the Company, 191 Post Road West, Westport, Connecticut 06880, or such other office as the Company shall notify the Holder of in writing (the "Principal Office"), to purchase from the Company One Million, One Hundred and Forty-Two Thousand and Eight Hundred and Fifty-Seven (1,142,857), duly authorized, validly issued, fully paid and non-assessable shares, free and clear of all liens, pledges, security interests, charges, and encumbrances (the "Shares") of the Company's common stock, $.001 par value per share ("Common Stock"). The purchase price per Share shall be the Exercise Price, subject to adjustment as set forth in Article 2 below. This Warrant may be exercised in whole or in part at any time and from time to time until 5:00 PM, Eastern time, on May 10, 2007 (the "Expiration Date"). Until such time as this Warrant is exercised in full or expires, the Exercise Price and the number of Shares shall be subject to adjustment as hereinafter provided.

     (b) Full Force and Effect. Except as amended hereby, the terms of the Warrant remain in full force and effect.

     3. Representations and Warranties of the Company

        The Company   hereby   represents,  warrants  and agrees to and with the
Investor as follows:

        (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The rights, preferences, privileges and restrictions granted to or imposed upon the Shares, and the holders thereof are as set forth in the Company's Certificate of Incorporation and Certificates of Amendment thereof, Certificate of Merger and Amended and Restated By-laws, true and complete copies of which have been delivered to Investor and are attached as Exhibit E to the Purchase Agreement, except insofar as such rights are affected by the terms of the Company's Series C preferred stock, the provisions of which are set forth in Annex A hereto.

        (b) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     4. Representations and Warranties of Investor

        The Investor hereby represents, warrants and agrees to and with the Company as follows:

        (a) Organization, Good Standing. The Investor is a corporation duly organized, validly existing and in good standing under the laws of Israel.

        (b) Authorization. All corporate action on the part of the Investor, its officers, directors and stockholders, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Investor hereunder has been taken. This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     5. Miscellaneous.

       (a) Further Assurances. The parties to this Agreement agree to execute and deliver any and all papers and documents that may be necessary to carry out the terms of this Agreement.

       (b) Entire Agreement. Except as otherwise provided in this Agreement or the Purchase Agreement, this Agreement, the Purchase Agreement, the Convertible Note and the Warrant contain the entire agreement among the parties hereto and there are no agreements, representations or warranties that are not set forth herein. This Agreement may not be amended, revised, terminated or waived except by an instrument in writing signed and delivered by the party to be charged therewith.

       (c) Binding Effect, Assignment. This Agreement shall be binding upon and inure to the benefit of the successors of the respective parties hereto.

        (d) Governing Law and Jurisdiction. This Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth in Section 6(f) below will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

        (e) Notices. All notices, consents, requests, demands and other communications herein shall be in writing and shall be deemed duly given to any party or parties (a) upon delivery to the address of the party or parties as specified below if delivered in person or any courier or if sent by certified or registered mail (return receipt requested); or (b) upon dispatch if transmitted by confirmed telecopy or other means of confirmed facsimile transmissions, in each case as addressed to such party or parties at their addresses as set forth in the Purchase Agreement. The parties hereto may designate different addresses or facsimile numbers by written notice in the aforesaid manner.

        (f) Survival of Representations and Warranties. The representatios, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof by or on behalf of the Investor or the Company.

        (g) Severability. In the event any provision of this Agreement is found to be void and unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted.

        (h) Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original and both of which together shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                      [Signatures appear on following page]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                        GSV, INC.

                                        By: /s/ Gilad Gat
                                            ----------------------
                                            Name:  Gilad Gat
                                            Title: Chief Executive Officer and
                                                   President


                                        D. EMERALD INVESTMENTS LTD.


                                        By: /s/ Roy Harel
                                            ----------------------
                                            Name:  Roy Harel
                                            Title: Manager

                                                                         Annex A

             Certificate of Designations of Series C Preferred Stock
             -------------------------------------------------------
                                See the attached.

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
               AND RIGHTS OF SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                                    GSV, INC.

               GSV, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

               That, pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation (as amended) (the "Certificate of Incorporation") of said corporation, the Board adopted a resolution, which resolution is as follows:

         RESOLVED, that a series of the Corporation's Preferred Stock consisting of 200,000 shares of Preferred Stock, be and hereby is, designated as "Series C Convertible Preferred Stock", par value $.001 per share (the "Series C Preferred Stock"), and that the Series C Preferred Stock shall have the designations, powers, preferences, rights and qualifications, limitations and restrictions as set forth in the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock (the "Series C Certificate").

               That said Series C Certificate  states that the Board does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and qualifications, limitations and restrictions thereof as follows.

     1. Certain Definitions. Unless the context otherwise requires, the terms defined herein shall have the meanings herein specified.

        (a) Common Stock. The term "Common Stock" shall mean the Common Stock of the Corporation, $.001 par value per share.

        (b) Junior Stock. The term "Junior Stock" shall mean the Common Stock and any class or series of stock of the Corporation, whether now or hereafter authorized, that by the terms of the Certificate of Incorporation or of an instrument of the Board, acting pursuant to authority granted in the Certificate of Incorporation establishing such class or series shall be subordinated to the Series C Preferred Stock in respect of the right to receive dividends and in respect to the right to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation.

        (c) Parity Stock. The term "Parity Stock" shall mean any class or series of stock of the Corporation, whether now or hereafter authorized, that by the terms of the Certificate of Incorporation or of an instrument of the Board, acting pursuant to authority granted in the Certificate of Incorporation establishing such class or series, and without violation of any provision hereof, shall be pari passu to the Series C Preferred Stock in respect of the right to receive dividends and in respect to the right to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation.

        (d) Senior Stock. The term "Senior Stock" shall mean any class or series of stock of the Corporation, whether now or hereafter authorized, that by the terms of the Certificate of Incorporation or of an instrument of the Board, acting pursuant to authority granted in the Certificate of Incorporation establishing such class or series, and without violation of any provision herein, shall be senior to the Series C Preferred Stock in respect of the right to receive dividends and in respect to the right to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation. The Series B Preferred Stock will be Senior Stock and is the only Senior Stock on the date hereof.

        (e) Series B Preferred Stock. The term "Series B Preferred Stock" shall mean the shares of Series B Convertible Preferred Stock, $.001 par value per share, currently outstanding.

     2. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Series C Convertible Preferred Stock (the "Series C Preferred Stock") and the number of shares so designated shall be 200,000. Each share of Series C Preferred Stock shall have a par value of $.001 per share.

     3. Voting.

        (a) Except as set forth in paragraph (b) of this Section 3 and except as to matters on which the holders of Series C Preferred Stock may otherwise be entitled to vote as a matter of law, no holder of Series C Preferred Stock shall be entitled to vote for any matter.

        (b) Without the prior written consent of the holders of not less than a majority of the then outstanding shares of Series C Preferred Stock, the Corporation may not

             (i) issue any additional shares of Series C Preferred Stock; or

             (ii) issue any Senior Stock or Parity Stock, unless such Senior Stock or Parity Stock, as the case may be, is to be issued in exchange for

                  (A) cash and/or services rendered or to be rendered from or by one or more persons or entities who are not Affiliates of the Corporation in an aggregate amount, in the case of cash, or value (as determined by the Board in good faith), in the case of services, that is equal to or greater than the aggregate liquidation preference of such Senior Stock or Parity Stock, as the case may be, provided that if issued in exchange for services to be rendered, such services are to be rendered pursuant to legally binding commitments; or

                  (B) equity securities (including securities convertible into equity securities) or assets of one or more businesses that are not Affiliates of the Corporation, in either case having a value (as determined by the Board in good faith) that is equal to or greater than the aggregate liquidation preference of such Senior Stock or Parity Stock, as the case may be.

        For purposes hereof, an "Affiliate" of any specified person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with, such specified person or entity.

     4. Dividends. No  dividends  shall be payable on  the  Series  C  Preferred
Stock.

     5. Liquidation.

        (a) Upon liquidation, dissolution or winding up of the Corporation (each a "Liquidation Event"), whether voluntary or involuntary, the holders of the Series C Preferred Stock (each, a "Holder" and collectively the "Holders") shall be entitled, after any distribution or payment is made to any holder of Senior Stock but before any distribution or payment is made to any holder of Common Stock or any other Junior Stock, to be paid an amount equal to $1.00 per share (appropriately adjusted to reflect any stock split, stock combination, stock dividend, reclassification or like transaction), such amount payable with respect to one share of Series C Preferred Stock being sometimes referred to as the "Series C Liquidation Preference Payment" and with respect to all shares of Series C Preferred Stock being sometimes referred to as the "Series C Liquidation Preference Payments." If, upon any Liquidation Event, the net assets of the Corporation distributable among the holders of all outstanding shares of the Series C Preferred Stock shall be insufficient to permit the payment in full to such Holders of all amounts to which such Holders shall be entitled upon a Liquidation Event, then the entire net assets of the Corporation to be distributed to the Holders shall be distributed among the Holders ratably in proportion to the full amounts to which they would otherwise be respectively entitled in the event of a Liquidation Event.

        (b) After the distributions described in Section 5(a) above have been paid, subject to the rights of a series of Senior Stock or Parity Stock that may from time to time come into existence, the remaining assets of the Corporation available for distribution to the stockholders shall be distributed among the holders of the Junior Stock in accordance with the Certificate of Incorporation or an instrument of the Board, acting pursuant to authority granted in the Certificate of Incorporation.

        (c) For purposes hereof, a Liquidation Event shall be deemed to include any (x) merger or consolidation of the Corporation with or into any other entity (other than a merger or consolidation in which shares of the Corporation's voting securities outstanding immediately before such merger or consolidation are converted into or constitute shares which represent 50% or more of the voting power of the surviving entity's voting securities after such consolidation or merger), (y) sale or disposition of all or substantially all of the assets of the Corporation, or (z) transaction or series of related transactions in which any person or entity or "group" (as defined under Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule), acquires beneficial ownership (as determined in accordance with Rule 13d-3 under the Exchange Act, or any successor rule) of a controlling interest in the Corporation (for purposes of such definition, to mean in excess of a majority of the voting power of the voting securities of the Corporation).

     6. Conversions. The holders of Series C Preferred Stock shall have the following conversion rights:

        (a) Right  to  Convert.  Subject  to the terms  and  conditions  of this
Section 6, the Holder of any share or shares of Series C Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Preferred Stock into Common Stock (except that upon any Liquidation Event of the Corporation pursuant to Section 5, the right of conversion shall terminate at the close of business on the business day prior to the business day fixed for payment of the amount distributable on the Series C Preferred Stock). The date of determination of the number of shares of Common Stock issued upon conversion of the Series C Preferred Stock pursuant to this Section 6(a) shall be the date (the "Conversion Date") that the Conversion Notice and the certificate or certificates for the shares so converted is received by the Corporation.

        (b) Conversion Process. To effect conversions of Series C Preferred Stock, Holders shall deliver to the Corporation at its principal office during its usual business hours, the certificate or certificates for the shares so converted, together with a duly completed and executed Conversion Notice, in the form attached hereto as Exhibit A. As promptly as practicable thereafter, the Corporation shall issue and deliver to such Holder a certificate or certificates, registered in the name of such Holder, for the number of whole shares of Common Stock to which such Holder is entitled upon such conversion, together with any payment in lieu of fractional shares to which such Holder may be entitled. Once delivered, a delivery of a Conversion Notice shall be irrevocable.

        (c) Conversion Rate. Subject to the terms and conditions of this Section 6, the Series C Preferred Stock shall initially convert into such number of fully paid and non-assessable shares of Common Stock as is obtained by multiplying the number of shares of Series C Convertible Preferred Stock to be so converted by $1.00 per share and (ii) dividing the result by the conversion price (which initially shall be $1.00 per share) or, in case an adjustment of such rate has taken place pursuant to the provisions of Section 6(e), then at the conversion rate as last adjusted and in effect at the date any share or shares of Series C Preferred Stock are surrendered for conversion pursuant to
Section 6(a) (such rate, or such rate as last adjusted, being referred to as the "Series C Conversion Rate").

        (d) Fractional Shares. No fractional shares shall be issued upon conversion of Series C Preferred Stock into Common Stock. If any fractional shares of Common Stock would be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the Holder surrendering the Series C Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in good faith by the Board.

        (e) Adjustment of Series C Conversion Rate. (i) The Series C Conversion Rate shall be subject to adjustment from time to time in case the Corporation shall pay a stock dividend on its Common Stock, or shall subdivide or combine the outstanding shares of Common Stock or Series C Preferred Stock. On the record date for such event as determined by the Board, the Series C Conversion Rate shall be proportionately adjusted. Upon any adjustment of the Series C Conversion Rate, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, to each holder of record of Series C Preferred Stock, which notice shall state the Series C Conversion Rate resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

        (f) Reorganization or Reclassification. Without limiting any provision of Section 5 hereof, if any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Preferred Stock that remains outstanding thereafter shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series C Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and appropriate provisions shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series C Conversion Rate) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

     7. Notices. Any and all notices or other communications or deliveries to be provided by the Holders of the Series C Preferred Stock hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the attention of the President of the Corporation addressed to 191 Post Road West, Westport, CT, 06880, Facsimile No.: (203) 221-2691, Attention: President, or to such other address or facsimile number as shall be specified in writing by the Corporation for such purpose. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) (with confirmation of transmission), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date (with confirmation of transmission), (iii) upon receipt, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

     8. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Preferred Stock.

     9. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series C Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Preferred Stock that is being converted.

     10. Status of Converted Shares. In case any shares of Series C Preferred Stock shall be converted pursuant hereto, the shares of Series C Preferred Stock so converted shall be canceled, shall not be re-issuable and shall cease to be part of the authorized capital stock of the Corporation.

     11. Amendments. Except where the vote or written consent of the holders of a greater number of shares of the Corporation is required herein or by law, no provision of this Series C Certificate may be amended, modified or waived without the written consent or affirmative vote of the Corporation and the holders of at least a majority of the then outstanding shares of Series C Preferred Stock consenting or voting, as the case may be, separately as a class.

     12. Lost Certificates. Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such stock certificate, the Corporation will make and deliver a new stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated stock certificate at the Corporation's own expense.

     IN WITNESS WHEREOF, GSV, Inc. has caused this certificate to be signed by an authorized officer as of November 30, 2005.

                                                     GSV, INC.


                                                     By:/s/ Gilad Gat
                                                        -------------
                                                        Gilad Gat
                                                        President

                                                                       Exhibit A

                            FORM OF CONVERSION NOTICE

To: GSV, Inc.

     The undersigned owner of _______ shares of Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"), of GSV, Inc. (the "Corporation") hereby irrevocably exercises the option to convert _____ of Series C Preferred Stock, into shares of Common Stock, $.001 par value per share of the Corporation, in accordance with the terms of the Certificate of Designations, Preferences and Rights for the Series C Preferred Stock, and directs that the certificate or certificates for the shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address


Social security or other taxpayer identifying number of the registered holder is:

--------------------------------------------------------------------------------

Dated:                          Signature:
      ----------                          --------------------------------------
                                (Must conform in all respects to name of Holder appearing on face of the certificate reflecting the shares of Series C Preferred Stock)